______________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
July 28, 2010

          Annaly Capital Management, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-13447	22-3479661
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1211 Avenue of the Americas Suite 2902 New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 696-0100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

          On July 28, 2010, the registrant issued a press release announcing its financial results for the quarter ended June 30, 2010. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits

        (c)     Exhibits

        99.1      Press Release, dated July 28, 2010 issued by Annaly Capital Management, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNALY CAPITAL MANAGEMENT, INC.

		By:	/s/ Kathryn Fagan
			Name:	Kathryn Fagan
			Title:	Chief Financial Officer

Dated:	July 28, 2010